SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            FORM 8-K/A

                         CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        October 25, 2001
                        ----------------
                         Date of Report
                (Date of Earliest Event Reported)


                      ENEFTECH CORPORATION
         --------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


    Texas                   00-32677                    76-0676166
---------------           -----------               ------------------
(State or other           (Commission                (I.R.S. Employer
jurisdiction of           File Number)              Identification No.)
incorporation)


             5 Grande Rue, 1315 La Sarraz, Switzerland
          ------------------------------------------------
             (Address of principal executive  offices)


                 P.O. Box 6162, Burbank, CA 91510
          ------------------------------------------------
                  (United States mailing address)

                           949-862-5834
                  -------------------------------
                   Registrant's telephone number

                    ILN BARRINGTON CORPORATION
              15007 Grove Gardens, Houston, TX 77082
           ---------------------------------------------
              (Former name and address of Registrant)




ITEM 7.  FINANCIAL STATEMENTS


                           Eneftech Corporation
                    f/k/a ILN Barrington Corporation

                      (A Development Stage Company)

                           FINANCIAL STATEMENTS
                            December 31, 2001



                              CONTENTS

                                                              Page
                                                              ----

INDEPENDENT AUDITOR'S REPORT                                   F-2

FINANCIAL STATEMENTS

  Balance Sheet                                                F-3

  Statement of Loss and Accumulated Deficit During             F-4
  the Development Stage

  Statement of Cash Flows                                      F-5

  Statement of Deficiency in Assets                            F-6

NOTES TO FINANCIAL STATEMENTS                           F-7 to F-9

                                  F-1



                      Independent Auditor's Report


Stockholders and Board of Directors
Eneftech Corporation (A Development Stage Company) f/k/a ILN Barrington Corporation
Houston, Texas

We have audited the accompanying balance sheet of Eneftech Corporation (A Development Stage Company) f/k/a ILN Barrington Corporation, as of December 31, 2001, and the related statements of loss and accumulated deficit during the development stage, cash flows, and deficiency in assets for the period from inception (April 2, 2001) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eneftech Corporation (A Development Stage Company) f/k/a ILN Barrington Corporation at December 31, 2001, and the results of its operations and its cash flows for the period from inception (April 2, 2001) to December 31, 2001, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company incurred a loss of $9,073 from inception (April 2, 2001) to December 31, 2001, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                           /s/ Dohan and Company, CPA's

March 27, 2002
Miami, Florida



                                  F-2


ENEFTECH CORPORATION f/k/a ILN BARRINGTON CORPORATION
(A Development Stage Company)

BALANCE SHEET
December 31, 2001

ASSETS

  Deferred tax asset, less valuation allowance of $1,361     $     -
     TOTAL ASSETS                                            $     -
                                                             ===========

LIABILITIES AND DEFICIENCY IN ASSETS

LIABILITIES
      Accrued professional fees                              $    2080
                                                             ---------
      TOTAL LIABILITIES                                           2080
                                                             ---------
COMMITMENTS AND CONTINGENCIES (NOTE 4)

DEFICIENCY IN ASSETS

   Preferred Stock, $.0001 par value, 20,000,000 shares
      authorized; none outstanding                           $     -
   Common Stock, $.0001 par value, 100,000,000 shares
      authorized; 37,027,500 shares issued and outstanding   $    3,703
   Additional paid-in capital                                     2,637
   Deficit accumulated during the development stage              (9,073)
                                                             ----------
      TOTAL DEFICIENCY IN ASSETS                             $    2,080
                                                             ----------
TOTAL LIABILITIES AND DEFICIENCY IN ASSETS                   $     -
                                                             ==========

See accompanying notes.

                                 F-3



ENEFTECH CORPORATION f/k/a ILN BARRINGTON CORPORATION
(A Development Stage Company)

STATEMENT OF LOSS AND ACCUMULATED DEFICIT DURING THE DEVELOPMENT STAGE
For the period from inception (April 2, 2001) to December 31, 2001

EXPENSES
    Organizational expenses                                  $   565
    Consulting and professional fees                           8,464
    Other operating expenses                                      44
                                                             ---------
NET LOSS BEFORE INCOME TAX                                   $(9,073)

INCOME TAXES                                                     -
                                                             ---------
NET LOSS AND ACCUMULATED DEFICIT DURING THE
 DEVELOPMENT STAGE                                           $(9,073)
                                                             =========
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
(BASIC AND DILUTED)                                         8,945,792
                                                             =========
NET LOSS PER SHARE (BASIC AND DILUTED)                      $ (0.001)
                                                             =========

See accompanying notes.

                                   F-4


ENEFTECH CORPORATION f/k/a ILN BARRINGTON CORPORATION
(A Development Stage Company)

STATEMENT OF CASH FLOWS
For the period from inception (April 2, 2001) to December 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                  $(9,073)

   Adjustments to reconcile net loss to net cash used by
       operating activities
     Common stock issued for services pursuant to plan of
       reorganization                                           3,000
     Stock issued under employee stock incentive plan as
       compensation                                               203
     Increase in accrued professional fees                      2,080
                                                              ---------
        NET CASH USED BY OPERATING ACTIVITES                   (3,790)
                                                              ---------

CASH FLOWS FROM FINANCING ACTIVITIES
    Common stock issued for cash                               1,000
    Contributed Capital                                        2,790
                                                              ---------
       NET CASH PROVIDED BY FINANCING ACTIVITIES               3,790
                                                              ---------
NET INCREASE IN CASH AND EQUIVALENTS FOR THE PERIOD
    AND CUMULATIVE DURING THE DEVELOPMENT STAGE                   -

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                   -
                                                              ---------
CASH AND CASH EQUIVALENTS - END OF PERIOD                     $   -
                                                              =========
SUPPLEMENTAL DISCLOSURES
    Interest paid                                             $   -
    Income taxes paid                                         $   -

                                                              ---------

See accompanying notes.

                                   F-5


ENEFTECH CORPORATION f/k/a ILN BARRINGTON CORPORATION
(A Development Stage Company)

STATEMENT OF STOCKHOLDER'S EQUITY

                                                                Accumulated
                                                                  Deficit
                            Common Stock        Additional       During the       Total
                       -----------------------   Paid-In        Development     Deficiency
Description             Shares         Amount    Capital           Stage        in Assets
-----------------------------------------------------------------------------------------
Common stock issued
 for cash               5,000,000        $ 500    $    500         -             (1,000)

Contributed capital       -                -         2,790         -              2,790

Common stock issued
 for services
 pursuant to plan
 of reorganization     30,000,000        3,000          -          -              3,000

Common stock issued
 pursuant to stock
 incentive plan         2,027,500          203          -          -                203

Net loss and cumulative
 loss during the
 development stage        -                 -           -        (9,073)         (9,073)
-------------------------------------------------------------------------------------------
BALANCE,
 December 31, 2001     37,027,500       $3,703     $ 3,290     $ (9,073)        $(2,080)
===========================================================================================

See accompanying notes.


                                  F-6

NOTE 1.  BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Business Activity

      Eneftech Corporation (A Development Stage Company) (the Company) was incorporated in Texas on April 2, 2001 under the name ILN Barrington Corporation (Barrington) to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other business combination with a domestic or foreign private business. The Company entered into a business combination and acquired all of the assets and liabilities of Eneftech Group, a California Partnership on October 25, 2001, pursuant to an agreement and Plan of Reorganization. The agreement set forth that Barrington would issue 30,000,000 shares to the general partners of Eneftech Group. The Company's name was changed to Eneftech Corporation and will now engage in the energy technology business.

      At December 31, 2001, the Company had not yet commenced any formal business operations. The Company's fiscal year-end is December 31.

      The Company's ability to commence operations is contingent upon its ability to raise the capital it will require through the issuance of equity securities, debt securities, bank borrowings or a combination thereof.

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

      Income Taxes

      The Company follows Statement of Financial Accounting Standards No. 109 (FAS 109), "Accounting for Income Taxes". FAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of the difference in events that have been recognized in the Company's financial statements compared to the tax returns.

      Advertising

      Advertising costs will be expensed as incurred.

      Net Loss Per Common Share

      Basic net loss per common share is computed by dividing net loss applicable to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted net loss per common share is determined using the weighted-average number of common shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options. In periods where losses are reported, the weighted-average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.

      Cash and Cash Equivalents

      The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

                                     F-7

      Development Stage Company

      The Company has been devoting its efforts to activities such as raising capital, establishing sources of information, and developing markets for its planned operations. The Company has not yet generated any revenues and, as such, it is considered a development stage company.

NOTE 2.  RELATED PARTY TRANSACTIONS

      In October 2001, 30,000,000 shares were issued to three partners of Eneftech Group pursuant to Plan of Reorganization in exchange Eneftech Group provided services by preparing a business plan for the Company.

NOTE 3.  BUSINESS COMBINATION

      On October 25, 2001, the Company completed a business combination pursuant to a Plan of Reorganization with Eneftech Group, a California Partnership by exchanging 30,000,000 shares of its common stock for all of the assets of Eneftech Group valued at $3,000, which encompassed a business plan which was expensed during the year. The combination has been accounted for as a purchase.


NOTE 4.  INCOME TAXES

      At December 31, 2001, the Company had a net operating loss of approximately $9,100. This loss may be used to offset federal income taxes in future periods. However, if subsequently there are ownership changes in the Company, as defined in Section 382 of the Internal Revenue Code, the Company's ability to utilize net operating losses available before the ownership change may be restricted to a percentage of the market value of the Company at the time of the ownership change. Therefore, substantial net operating loss carryforwards could, in all likelihood, be limited or eliminated in future years due to a change in ownership as defined in the Code. The utilization of the remaining carryforwards is dependent on the Company's ability to generate sufficient taxable income during the carryforward periods and no further significant changes in ownership.

      The Company computes deferred income taxes under the provisions of FASB Statement No. 109 (SFAS 109), which requires the use of an asset and liability method of accounting for income taxes. SFAS No. 109 provides for the recognition and measurement of deferred income tax benefits based on the likelihood of their realization in future years. A valuation allowance must be established to reduce deferred income tax benefits if it is more likely than not that, a portion of the deferred income tax benefits will not be realized. It is Management's opinion that the entire deferred tax benefit of $1,361 resulting from the net operating loss may not be recognized in future periods. Therefore, a valuation allowance equal to the deferred tax benefit of $1,361 has been established, resulting in no deferred tax benefits as of the balance sheet date.

NOTE 5.  GOING CONCERN AND MANAGEMENT'S PLANS

      As shown in the accompanying financial statements, the Company incurred a net loss of $9,073 for the period from inception (April 2, 2001) to December 31, 2001. The ability of the Company to continue as a going concern is dependent upon its ability to obtain financing and achieve profitable operations. The Company anticipates meeting its cash requirements through the financial support of its shareholders and raising of capital. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

                                    F-8

NOTE 6.  DEFICIENCY IN ASSETS

      Sale of Shares

      In October 2001, the Company issued 5,000,000 shares of common stock for a total of $1,000. A stock subscription receivable was recorded in connection with this transaction. In October 2001, the sole shareholder of the company provided consulting services, which were estimated at $1,000 and paid-off the stock subscription receivable.

      Shares Issued pursuant to Plan of Reorganization

      The Company entered into a business combination with Eneftech Group pursuant to an agreement and Plan of Reorganization. Pursuant to this agreement the Company issued 30,000,000 shares to the general partners of Eneftech Group for its total assets valued at $3,000.

      Contributed Capital

      In April 2001, a shareholder of the Company contributed $2,790 to pay for the Company's organizational expenses and professional fees.

      Preferred Stock

      The Board of Directors is authorized to establish the rights and preferences of preferred stock. To date, the Board of Directors has not established those rights and preferences.

NOTE 7.  STOCK INCENTIVE PLAN

      During the period ended December 31, 2001, the Company adopted a Stock Incentive Plan and issued 2,027,500 pursuant to this Plan. The Plan is aimed at attracting and retaining key employees, non-employee directors and consultants to achieve long-term corporate objectives. These shares were recorded at a par value of $0.0001 and incentive compensation of $203 is included in consulting fees.

                                     F-9



SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.




                                     Eneftech Corporation


  April 12, 2002                     By /s/ Mary Jean Buerer
                                     --------------------------------
                                     Mary Jean Buerer, President